ROYAL ALOHA DEVELOPMENT COMPANY

                                     Issuer




                                       AND



                  FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION

                                     Trustee



                                    INDENTURE

                          Dated as of ________ __, 1998



               13% Eight Year Deferred Interest Subordinated Notes

                               TABLE OF CONTENTS

                                      PAGE

                                    ARTICLE I

                                   DEFINITIONS
                                                                            PAGE
Section 1.1       Definitions................................................  2
Section 1.2       Incorporation by Reference of Trust Indenture Act..........  5
Section 1.3       Rules of Construction......................................  6

                                   ARTICLE II

                   ISSUE, DESCRIPTION, EXECUTION, REGISTRATION
                              AND EXCHANGE OF NOTES

Section 2.1       Designation, Amount and Issue of Notes.....................  6
Section 2.2       Form of Notes..............................................  7
Section 2.3       Date and Denomination of Notes; Payments of Interest.......  7
Section 2.4       Execution of Notes.........................................  8
Section 2.5       Exchange and Registration of Transfer of Notes.............  9
Section 2.6       Mutilated, Destroyed, Lost or Stolen Notes................. 10
Section 2.7       Temporary Notes............................................ 11
Section 2.8       Cancellation of Notes Paid, Etc............................ 11
Section 2.9       CUSIP Numbers.............................................. 11

                                   ARTICLE III

                       REDEMPTION AND REPURCHASE OF NOTES

Section 3.1       Optional Redemption Prices................................. 12
Section 3.2       Mandatory Redemption....................................... 12
Section 3.3       Notice of Redemption; Selection of Notes................... 12
Section 3.4       Payment of Notes Called for Redemption..................... 14

                                   ARTICLE IV

                       PARTICULAR COVENANTS OF THE COMPANY

Section 4.1       Payment of Principal, Premium and Interest................. 14
Section 4.2       Maintenance of Office or Agency............................ 15
Section 4.3       Appointments to Fill Vacancies in Trustee's Office......... 15
Section 4.4       Provisions as to Paying Agent.............................. 15
Section 4.5       Corporate Existence........................................ 16
Section 4.6       Stay, Extension and Usury Laws............................. 17
Section 4.7       Compliance Statement; Notice of Defaults .................. 17

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                                                                            PAGE

Section 4.8       Taxes...................................................... 17
Section 4.9       Insurance.................................................. 17
Section 4.10      Restricted Payments........................................ 18
Section 4.11      Limitation on Additional Senior Indebtedness............... 18

                                    ARTICLE V

                        NOTEHOLDERS' LISTS AND REPORTS BY
                                   THE COMPANY

Section 5.1       Noteholders' Lists......................................... 18
Section 5.2       Reports by Company......................................... 18

                                   ARTICLE VI

                              DEFAULTS AND REMEDIES

Section 6.1       Events of Default.......................................... 19
Section 6.2       Payments of Notes on Default; Suit Therefor................ 21
Section 6.3       Application of Monies Collected by Trustee................. 23
Section 6.4       Proceedings by Noteholder.................................. 23
Section 6.5       Proceedings by Trustee..................................... 24
Section 6.6       Remedies Cumulative and Continuing......................... 24
Section 6.7       Direction of Proceedings and Waiver of Defaults by
                    Majority of Noteholders.................................. 25
Section 6.8       Notice of Defaults......................................... 25
Section 6.9       Undertaking to Pay Costs................................... 25

                                   ARTICLE VII

                             CONCERNING THE TRUSTEE

Section 7.1       Duties and Responsibilities of Trustee..................... 26
Section 7.2       Reliance on Documents, Opinions, Etc....................... 27
Section 7.3       No Responsibility for Recitals, Etc........................ 28
Section 7.4       Trustee, Paying Agents or Registrar May Own Notes.......... 28
Section 7.5       Monies to Be Held in Trust................................. 28
Section 7.6       Compensation and Expenses of Trustee....................... 28
Section 7.7       Officers' Certificate as Evidence.......................... 29
Section 7.8       Resignation or Removal of Trustee.......................... 29
Section 7.9       Acceptance by Successor Trustee............................ 30
Section 7.10      Successor, by Merger, Etc.................................. 30

                                  ARTICLE VIII

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                                                                            PAGE
                           CONCERNING THE NOTEHOLDERS

Section 8.1       Action by Noteholders...................................... 31
Section 8.2       Proof of Execution by Noteholders.......................... 31
Section 8.3       Who Are Deemed Absolute Owners............................. 31
Section 8.4       Company-Owned Notes Disregarded............................ 32
Section 8.5       Revocation of Consents, Future Holders Bound............... 32

                                   ARTICLE IX

                              NOTEHOLDERS' MEETINGS

Section 9.1       Purposes for Which Meetings May be Called.................. 33
Section 9.2       Manner of Calling Meetings; Record Date.................... 33
Section 9.3       Call of Meeting by Company or Noteholders.................. 33
Section 9.4       Who May Attend and Vote at Meetings........................ 34
Section 9.5       Manner of Voting at Meetings and Record to be Kept......... 34
Section 9.6       Exercise of Rights of Trustee and Noteholders Not To
                    Be Hindered or Delayed................................... 34

                                    ARTICLE X

                             SUPPLEMENTAL INDENTURES

Section 10.1      Supplemental Indentures Without Consent of
                  Noteholders................................................ 35
Section 10.2      Supplemental Indentures With Consent of Noteholders........ 36
Section 10.3      Effect of Supplemental Indentures.......................... 36
Section 10.4      Notation on Notes.......................................... 37
Section 10.5      Evidence of Compliance of Supplemental Indenture to Be
                  Furnished to the Trustee................................... 37

                                   ARTICLE XI

                    CONSOLIDATION, MERGER, SALE, CONVEYANCE,
                               TRANSFER AND LEASE

Section 11.1      Company May Consolidate, Etc. on Certain Terms............. 37
Section 11.2      Successor Company To Be Substituted........................ 38
Section 11.3      Opinion of Counsel To Be Given to Trustee.................. 38

                                   ARTICLE XII

                    SATISFACTION AND DISCHARGE OF INDENTURE;
                                UNCLAIMED MONEYS

                                      iv
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                                                                            PAGE

Section 12.1      Termination of Obligations upon Cancellation of the
                    Notes.................................................... 38
Section 12.2      Survival of Certain Obligations............................ 39
Section 12.3      Acknowledgment of Discharge by Trustee..................... 39
Section 12.4      Application of Trust Assets................................ 39
Section 12.5      Repayment to the Company; Unclaimed Money.................. 39
Section 12.6      Reinstatement.............................................. 40

                                  ARTICLE XIII

                    IMMUNITY OF INCORPORATORS, SHAREHOLDERS,
                             OFFICERS AND DIRECTORS

Section 13.1      Indenture and Notes Solely Corporate Obligations........... 40

                                   ARTICLE XIV

                                  SUBORDINATION

Section 14.1      Agreement to Subordinate................................... 40
Section 14.2      Certain Definitions........................................ 40
Section 14.3      Liquidation; Dissolution; Bankruptcy....................... 42
Section 14.4      Default on Senior Indebtedness............................. 42
Section 14.5      When Distribution Must Be Paid Over........................ 42
Section 14.6      Notice by Company.......................................... 43
Section 14.7      Subrogation................................................ 43
Section 14.8      Relative Rights............................................ 43
Section 14.9      Subordination May Not Be Impaired by Company............... 44
Section 14.10     Distribution or Notice to Representative................... 44
Section 14.11     Rights of Trustee and Paying Agent......................... 44
Section 14.12     Authorization to Effect Subordination...................... 45
Section 14.13     Amendments................................................. 45

                                   ARTICLE XV

                            MISCELLANEOUS PROVISIONS

Section 15.1      Provisions Binding on Company's Successors................. 45
Section 15.2      Official Acts by Successor Company......................... 46
Section 15.3      Addresses for Notices, Etc................................. 46
Section 15.4      Communications by Holders with Other Holders............... 46
Section 15.5      Governing Law.............................................. 47
Section 15.6      Evidence of Compliance with Conditions Precedent;
                    Certificates to Trustee.................................. 47
Section 15.7      Legal Holidays............................................. 48

                                      v
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                                      PAGE

Section 15.8      No Security Interest Created............................... 48
Section 15.9      Benefits of Indenture...................................... 48
Section 15.10     Table of Contents, Headings Etc............................ 48
Section 15.11     Authenticating Agent....................................... 48
Section 15.12     Execution in Counterparts.................................. 49

                  INDENTURE, dated as of _________ __, 1998, by and between ROYAL ALOHA DEVELOPMENT COMPANY, a Nevada corporation (the "Company"), and FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, a national banking corporation (the "Trustee").


                              W I T N E S S E T H :


                  WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issuance of its 13% Eight Year Deferred Interest Subordinated Notes (the "Notes"), in an aggregate principal amount not to exceed $9,200,000 and to provide the terms and conditions upon which the Notes are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture; and

                  WHEREAS, the Notes, the certificate of authentication to be borne by the Notes, a form of assignment and a certificate of transfer to be borne by the Notes are to be substantially in the forms hereinafter provided for; and

                  WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute these presents a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issuance hereunder of the Notes have in all respects been duly authorized.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  That in order to declare the terms and conditions upon which the Notes are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Notes by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Notes (except as otherwise provided below) as follows:

                                    ARTICLE I

                                   DEFINITIONS


                  Section 1.1 Definitions. The terms defined in this Section 1.1 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.1. All other terms used in this Indenture that are defined in the Trust Indenture Act (as hereinafter defined) or that are by reference defined in the Securities Act (as hereinafter defined), except as herein otherwise expressly provided for or unless the context otherwise requires, shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force on the date of this Indenture. The words "herein," "hereof," "hereunder" and words of similar import refer to this Indenture as a whole and not to any particular Article or Section.

                  Board of Directors: The term "Board of Directors" shall mean the Board of Directors of the Company or a committee of such Board of Directors duly authorized to act for it.

                  Board Resolution: The term "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

                  Business Day: The term "Business Day" shall mean a day, other than a Saturday, a Sunday or a day on which the banking institutions in the State and City of New York are authorized or obligated by law or executive order to close or a day that is declared a national or New York state holiday.

                  Commission: The term "Commission" shall mean the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, the body performing such duties at such time.

                  Company: The term "Company" shall mean Royal Aloha Development Company, a Nevada corporation, and subject to the provisions of Article XI, shall include its successors and assigns.

                  Construction Loan: The term "Construction Loan" shall mean the Construction Loan Agreement, dated ____________, 1998, between the Company and __________________, and any amendment thereto or refinancing thereof or successor agreement.

                  Corporate Trust Office of the Trustee: The term "Corporate Trust Office of the Trustee," or other similar term, shall mean the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office is, at the date as of which this Indenture is dated, located at 100 Wall Street, New York, New York, 10005,
Attention: Corporate Trust Administration.

                  default: The term "default" shall mean any event that is, or after notice or passage of time, or both, would be, an Event of Default.

                  Development Period Interest: The term "Development Period Interest" shall have the meaning specified in Section 2.3.

                  Event of Default: The term "Event of Default" shall mean any event specified in Section 6.1(a) through (d).

                  Exchange  Act:  The  term   "Exchange   Act"  shall  mean  the
Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  Indenture: The term "Indenture" shall mean this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

                  Interest Payment Date: The term "Interest Payment Date" shall mean each ______ and __________, beginning ______, 199_.

                  Nonpayment Default: The term "Nonpayment Default" shall have the meaning specified in Section 14.4(b).

                  Note or Notes: The terms "Note" or "Notes" shall mean any one or more, as the case may be, of the 13% Eight Year Deferred Interest Subordinated Notes authenticated and delivered under this Indenture.

                  Noteholder; holder: The terms "Noteholder" or "holder" as applied to any Note, or other similar terms (but excluding the term "beneficial holder"), shall mean any person in whose name at the time a particular Note is registered on the Note registrar's books.

                  Note register: The term "Note register" shall have the meaning specified in Section 2.5.

                  Note registrar: The term "Note registrar" shall have the meaning specified in Section 2.5.

                  Officers' Certificate: The term "Officers' Certificate," when used with respect to the Company, shall mean a certificate signed by two authorized officers which shall include (a) any of the President, the Chief

Executive Officer, or the Chief Financial Officer and (b) any Treasurer or Assistant Treasurer or Secretary or any Assistant Secretary of the Company, that is delivered to the Trustee. Each such certificate shall include the statements provided for in Section 15.6 if and to the extent required by the provisions of such Section.

                  Opinion of Counsel: The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company or other counsel acceptable to the Trustee, that is delivered to the Trustee. Each such opinion shall include the statements provided for in Section 15.6 if and to the extent required by the provisions of such Section.

                  outstanding: The term "outstanding" with reference to Notes as of any particular time shall mean, subject to the provisions of Section 8.4, all Notes authenticated and delivered by the Trustee under this Indenture, except

                  (a) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (b) Notes, or portions thereof, for which monies in the necessary amount shall have been deposited in trust with the Trustee for payment, redemption or repurchase; provided that if such Notes are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given pursuant to Article III or provision satisfactory to the Trustee shall have been made for giving such notice;

                  (c) Notes paid pursuant to Section 2.6 hereof or Notes in lieu of or in substitution for which other Notes shall have been authenticated and delivered pursuant to the terms of Section 2.6 unless proof satisfactory to the Trustee is presented that any such Notes are held by bona fide holders in due course; and

                  (d) Notes not deemed outstanding pursuant to Section 3.2.

                  Payment Default: The term "Payment Default" shall have the meaning specified in Section 14.4(a).

                  person: The term "person" shall mean a corporation, an association, a partnership, an individual, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

                  Predecessor Note: The term "Predecessor Note" of any particular Note shall mean every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 2.6 in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note.

                  record date: The term "record date" with respect to any Interest Payment Date shall have the meaning set forth in Section 2.3 hereof.

                  Responsible Officer: The term "Responsible Officer" with respect to the Trustee, shall mean an officer of the Trustee assigned and duly authorized by the Trustee to administer its corporate trust matters.

                  Securities Act: The term "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  Senior Indebtedness: The term "Senior Indebtedness" shall have the meaning specified in Section.

                  Subsidiary: The term "Subsidiary" of any specified person shall mean (i) a corporation a majority of whose capital stock with voting power under ordinary circumstances to elect directors is at the time directly or indirectly owned by such person or (ii) any other person (other than a corporation) in which such person or such person and a Subsidiary or Subsidiaries of such person or a Subsidiary or Subsidiaries of such person directly or indirectly, at the date of determination thereof, has at least majority ownership.

                  Successor Company: The term "Successor Company" shall have the meaning specified in Section 11.1.

                  Trust Indenture Act: The term "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, as it was in force at the date of execution of this Indenture, except as provided in Section 10.3; provided that in the event said Trust Indenture Act of 1939 is amended after the date hereof, the term "Trust Indenture Act" shall mean, to the extent required by such amendment, said Trust Indenture Act of 1939 as so amended.

                  Trustee: The term "Trustee" shall mean First Trust of New York, National Association, its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

                  Section 1.2 Incorporation by Reference of Trust Indenture Act.

                  Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture.

                  The following Trust Indenture Act terms used in this Indenture have the following meanings:

                  "indenture securities" means the Notes;

                  "indenture security holder" means a holder of Notes;

                  "indenture to be qualified" means this Indenture;

                  "indenture trustee" or "institutional trustee" means the Trustee;

                  "obligor" on the Notes means the Company and any other obligor on the Notes.

                  All other terms used in this Indenture that are defined by the Trust Indenture Act, defined by Trust Indenture Act reference to another statute or defined by Commission rule under the Trust Indenture Act have the meanings so assigned to them.

                  Section 1.3  Rules of Construction.

                  Unless the context otherwise requires:

                  (1)      a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles;

                  (3)      "or" is not exclusive;

                  (4) words in the singular include the plural, and in the plural include the singular; and

                  (5)      provisions   apply    to    successive   events   and
         transactions.


                                   ARTICLE II

                   ISSUE, DESCRIPTION, EXECUTION, REGISTRATION
                              AND EXCHANGE OF NOTES


                  Section 2.1 Designation, Amount and Issue of Notes. The Notes shall be designated as "13% Eight Year Deferred Interest Subordinated Notes." Notes not to exceed the aggregate principal amount of $9,200,000 upon the execution of this Indenture, or from time to time thereafter, may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and make available for delivery said Notes upon the written order of the Company, signed by its (a) Chief Executive Officer, President, or Chief Financial Officer, and (b) any Treasurer or Assistant Treasurer or Secretary or any Assistant Secretary, without any further action by the Company hereunder.

                  Section 2.2 Form of Notes. The Notes will be issued in definitive form in substantially the form of Exhibit A hereto, and registered in the name of the holders thereof, and shall be duly executed by the Company and authenticated by the Trustee or the authenticating agent as provided herein.

                  Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends and endorsements as the Company officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Notes may be listed, or to conform to usage.

                  The terms and provisions contained in the form of Note attached as Exhibit A hereto shall constitute, and are hereby expressly made, a part of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

                  Section 2.3 Date and Denomination of Notes; Payments of Interest. The Notes shall be issuable in registered form only without coupons in denominations of $1,000 principal amount and integral multiples thereof. Every Note shall be dated the date of its authentication, shall bear interest from ___________, 199_, which interest shall be payable semiannually on each ______, and __________, commencing on the first Interest Payment Date occurring after the principal of and interest on the Construction Loan is paid in full, as specified on the face of the form of Note.

                  That interest which accrues from the original date of issuance of the Notes through the Interest Payment Date preceding the first Interest Payment Date occurring after the principal of and interest on the Construction Loan is paid in full is hereinafter referred to as "Development Period Interest."

                  The person in whose name any Note (or its Predecessor Note) is registered at the close of business on any record date with respect to any Interest Payment Date shall be entitled to receive the interest payable on such Interest Payment Date notwithstanding the cancellation of such Note upon any transfer or exchange subsequent to the record date and prior to such Interest Payment Date. Interest may be paid by check mailed to the address of such person as it appears on the Note register. The term "record date" with respect to any Interest Payment Date shall mean the ______ or ___________ preceding said ______ or __________.

                  Interest on the Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months.

                  Development Period Interest that is not paid on the first Interest Payment Date occurring after the principal of and interest on the Construction Loan is paid in full shall forthwith cease to be payable to the Noteholder on the relevant record date by virtue of his having been such Noteholder. The Company may elect to make payment of any or all Development Period Interest to the persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a special record date for the payment of such Development Period Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Development Period Interest to be paid on each Note and the date of the payment (which shall be not less than 25 days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date for its convenience), and at the same time, the Company shall deposit with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Development Period Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Development Period Interest as in this clause provided. Thereupon, the Trustee shall fix a special record date for the payment of such Development Period Interest, which shall be not more than 15 days and not less than 10 days prior to the date of the payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the payment of such Development Period Interest and the special record date therefor to be mailed, first-class postage prepaid, to each Noteholder at his address as it appears in the Note register, not less than 10 days prior to such special record date. Notice of the proposed payment of such Development Period Interest and the special record date therefor having been so mailed, such Development Period Interest shall be paid to the persons in whose names the Notes (or their respective Predecessor Notes) were registered at the close of business on such special record date.

                  Section 2.4  Execution of Notes.  The Notes shall be signed in the name and on behalf of the Company by the signature of its Chief Executive Officer, President, or Chief Financial Officer and attested by the signature of its Treasurer, Assistant Treasurer, Secretary or any of its Assistant
Secretaries (any of which signatures may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise). Only such Notes as shall bear thereon a certificate of authentication substantially in the form set forth on form of Note attached as Exhibit A manually executed by the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 15.12), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

                  In case any officer of the Company who shall have signed any of the Notes shall cease to be such officer before the Notes so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Notes nevertheless may be authenticated and delivered or disposed of as though the person who signed such Notes had not ceased to be such officer of the Company; and any Note may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Note, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

                  Section 2.5 Exchange and Registration of Transfer of Notes. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 4.2 being herein sometimes collectively referred to as the "Note register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. Such Note register shall be in written form or in any form capable of being converted into written form within a reasonable period of time. The Trustee is hereby appointed "Note registrar" for the purpose of registering Notes and transfers of Notes as herein provided. The Company may appoint one or more co-registrars.

                  Upon surrender for registration of transfer of any Note to the Note registrar or any co-registrar and satisfaction of the requirements for such transfer set forth in this Section 2.5, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount.

                  Notes may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at any such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Notes that the Noteholder making the exchange is entitled to receive bearing certificate numbers not contemporaneously outstanding.

                  All Notes presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Trustee, the Note registrar or any co-registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, executed by the Noteholder thereof or his attorney duly authorized in writing.

                  No service charge shall be charged to the Noteholder for any exchange or registration of transfer of Notes, but the Company may require payment of a sum sufficient to cover any tax, assessments or other governmental charges that may be imposed in connection therewith.

                  None of the Company, the Trustee, the Note registrar or any co-registrar shall be required to exchange or register a transfer of (a) any Notes for a period of 15 days next preceding the mailing of a notice of redemption, (b) any Notes called for redemption or, if a portion of any Note is selected or called for redemption, such portion thereof selected or called for redemption.

                  All Notes issued upon any transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange. All Notes, the transfer, exchange and/or registration of which is effectuated by the Trustee pursuant to this Section 2.5, shall be accompanied by an Officers' Certificate of the Company, executed by a Responsible Officer thereof, certifying that such transfer, exchange and/or registration is authorized by the Company and permitted hereunder.

                  Section 2.6  Mutilated,  Destroyed,  Lost or Stolen Notes.  In
case any Note shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its request, the Trustee or an authenticating agent appointed by the Trustee shall authenticate and make available for delivery a new Note bearing a number not contemporaneously outstanding in exchange and substitution for the mutilated Note or in lieu of and in substitution for the Note so destroyed, lost or stolen. The Company may charge such applicant for the expenses of the Company in replacing a Note. In every case the applicant for a substituted Note shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless from any loss, liability, cost or expense caused by or connected with such substitution, and in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

                  The Trustee or such authenticating  agent may authenticate any such substituted Note and deliver the same upon the receipt of such security or indemnity as the Trustee, the Company and, if applicable, such authenticating agent may require. Upon the issuance of any substituted Note, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Note that has matured or is about to mature or has been called for redemption shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Note, pay or authorize the payment of the same (without surrender thereof, except in the case of a mutilated Note), as the case may be, if the applicant for such payment shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless from any loss, liability, cost or expense caused by or connected with such substitution, and in case of destruction, loss or theft, evidence satisfactory to the Company, the Trustee and, if applicable, any paying agent, of the destruction, loss or theft of such Note and of the ownership thereof.

                  Every substitute Note issued pursuant to the provisions of this Section 2.6 in lieu of any Note that is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be enforceable by anyone, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Notes duly issued hereunder. To the extent permitted by law, all Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

                  Section 2.7 Temporary Notes. Pending the preparation of definitive Notes, the Company may execute and the Trustee or an authenticating agent appointed by the Trustee shall, upon written request of the Company, authenticate and make available for delivery temporary Notes (printed or lithographed). Temporary Notes shall be issuable in any authorized denomination and shall be substantially in the form of the definitive Notes but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every such temporary Note shall be executed by the Company and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Notes. Without unreasonable delay the Company shall execute and deliver to the Trustee or such authenticating agent definitive Notes and thereupon any or all temporary Notes may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section
4.2 and the Trustee or such authenticating agent shall authenticate and make available for delivery in exchange for such temporary Notes an equal aggregate principal amount of definitive Notes. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as definitive Notes authenticated and delivered hereunder.

                  Section 2.8 Cancellation of Notes Paid, Etc. All Notes surrendered for the purpose of payment, redemption, exchange or registration of transfer shall, if surrendered to the Company or any paying agent or any Note registrar, be surrendered to the Trustee and promptly canceled by it or, if surrendered to the Trustee, shall be promptly canceled by it and no Notes shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. If required by the Company, the Trustee shall return canceled Notes to the Company. If the Company shall acquire any of the Notes, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are delivered to the Trustee for cancellation.

                  Section 2.9 CUSIP Numbers. The Company in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use CUSIP numbers in notices of redemption as a convenience to holders;

provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP numbers.


                                   ARTICLE III

                       REDEMPTION AND REPURCHASE OF NOTES


                  Section 3.1 Optional Redemption Prices. The Notes are not redeemable at the option of the Company prior to __________, 200_. At any time on or after that date, the Notes may be redeemed at the Company's option, upon notice as set forth in Section 3.2, in whole at any time or in part from time to time, at the declining redemption prices set forth below (expressed in percentages of the principal amount) plus accrued and unpaid interest (including any unpaid Development Period Interest) thereon to the applicable redemption date if redeemed during the twelve-month period beginning:

                                                 Redemption
               Date                                 Price

               [Year 3]         .....................103%
               [Year 4]         .....................102
               [Year 5]         .....................101
               [Year 6] and thereafter...............100

                  Section 3.2 Mandatory Redemption. The Company will redeem 25% of the principal amount of Notes originally issued, on the sixth and seventh anniversary of the Issuance Date, at a redemption price of 100% of principal amount thereof, plus accrued interest to the redemption date. Such redemptions are calculated to retire 50% of the issue prior to maturity.

         The Company may, from time to time, reduce the principal amount of Notes to be redeemed pursuant to this Section by subtracting 100% of the principal amount of any Notes that the Company has delivered to the Trustee for cancellation or redeemed other than pursuant to this Section. The Company may so subtract the same Note only once.

                  Section 3.3 Notice of Redemption; Selection of Notes. In case the Company shall desire to exercise the right to redeem all or, as the case may be, any part of the Notes pursuant to Section 3.1, it shall fix a date for redemption and, in the case of any redemption pursuant to Section 3.1, it or, at its written request accompanied by the proposed form of notice of redemption

(which must be received by the Trustee at least 10 days prior to the date the Trustee is requested to give notice as described below, unless a shorter period is agreed to by the Trustee for its convenience), the Trustee in the name of and at the expense of the Company, shall mail or cause to be mailed a notice of such redemption at least 30 and not more than 60 days prior to the date fixed for redemption to the holders of Notes so to be redeemed as a whole or in part at their last addresses as the same appear on the Note register, provided that subject to the approval of the form of notice by the Trustee if the Company shall give such notice, it shall also give such notice, and notice of the Notes to be redeemed, to the Trustee. Such mailing shall be by first class mail. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note.

                  Each such notice of redemption shall identify the Notes to be redeemed (including CUSIP numbers), specify the aggregate principal amount of Notes to be redeemed, the date fixed for redemption, the redemption price at which Notes are to be redeemed, the place or places of payment, that payment shall be made upon presentation and surrender of such Notes, that interest accrued to the date fixed for redemption shall be paid as specified in said notice and that on and after said date, interest thereon or on the portion thereof to be redeemed shall cease to accrue. If fewer than all the Notes are to be redeemed, the notice of redemption shall identify the Notes to be redeemed. In case any Note is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion thereof shall be issued.

                  On or prior to the Business Day prior to the redemption date specified in the notice of redemption given as provided in this Section 3.2, the Company shall deposit with the Trustee or with one or more paying agents (or, if the Company is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 4.4) an amount of money sufficient to redeem on the redemption date all the Notes so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. If fewer than all the Notes are to be redeemed, the Company shall give the Trustee written notice in the form of an Officers' Certificate not fewer than 45 days (or such shorter period of time as may be acceptable to the Trustee) prior to the redemption date as to the aggregate principal amount of Notes to be redeemed.

                  If fewer than all the Notes are to be redeemed, the Trustee shall select the Notes or portions thereof to be redeemed (in principal amounts of $1,000 or integral multiples thereof), by lot or, in its discretion, on a pro rata basis. The Notes (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereof.

                  Section 3.4 Payment of Notes Called for Redemption. If notice of redemption has been given as above provided, the Notes or portion of Notes with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together with interest thereon accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Notes at the redemption price, together with interest thereon accrued to said date), interest on the Notes or portion of Notes so called for redemption shall cease to accrue, and such Notes shall cease except as provided in Sections 7.5 and 12.3 to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Notes except the right to receive the redemption price thereof and unpaid interest thereon to the date fixed for redemption. On presentation and surrender of such Notes at a place of payment in said notice specified, the said Notes or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that any semi-annual payment of interest becoming due on the date fixed for redemption shall be payable to the holders of such Notes registered as such on the relevant record date subject to the terms and provisions of Section 2.3 hereof.

                  Upon presentation of any Note redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Note or Notes, of authorized denominations, in principal amount equal to the unredeemed portion of the Notes so presented.

                  If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate borne by the Note.


                                   ARTICLE IV

                       PARTICULAR COVENANTS OF THE COMPANY


                  Section 4.1 Payment of Principal, Premium and Interest. The Company covenants and agrees that it shall duly and punctually pay or cause to be paid the principal of and premium, if any, and interest on each of the Notes at the places, at the respective times and in the manner provided herein and in the Notes. Each installment of interest on the Notes due on any semi-annual Interest Payment Date may be paid by mailing checks for the interest payable to or upon the written order of the holders of Notes entitled thereto as they shall appear on the Note register. An installment of principal or interest shall be considered paid on the date due if the Trustee or paying agent (other than the Company, a Subsidiary of the Company or any Affiliate of any of them) holds on that date money designated for and sufficient to pay the installment of principal or interest and is not prohibited from paying such money to the holders of the Notes pursuant to the terms of this Indenture.

                  Section 4.2 Maintenance of Office or Agency. The Company shall maintain an office or agency where the Notes may be surrendered for registration of transfer or exchange or for presentation for payment or for redemption and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

                  The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  The Company hereby initially designates the Trustee as paying agent, Note registrar and the office of Corporate Trust Administration of the Trustee located in New York, New York, as the office or agency of the Company for the purposes set forth in the first paragraph of this Section 4.2.

                  So long as the Trustee is the Note registrar, the Trustee agrees to mail, or cause to be mailed, the notices set forth in Section 7.8(a).

                  Section 4.3 Appointments to Fill Vacancies in Trustee's Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, shall appoint, in the manner provided in Section 7.8, a Trustee, so that there shall at all times be a Trustee hereunder.

                  Section 4.4  Provisions as to Paying Agent.

                  (a) If the Company shall appoint a paying agent other than the Trustee, or if the Trustee shall appoint such a paying agent, the Company or the Trustee, as the case may be, shall cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 4.4:

                  (1) that it shall hold all sums held by it as such agent for the payment of the principal of, premium, if any, or interest on the Notes (whether such sums have been paid to it by the Company or by any other obligor on the Notes) in trust for the benefit of the holders of the Notes;

                  (2) that it shall give the Trustee written notice of any failure by the Company (or by any other obligor on the Notes) to make any payment of the principal of, premium, if any, or interest on the Notes when the same shall be due and payable; and

                  (3) that at any time during the continuance of an Event of Default, upon request of the Trustee, it shall forthwith pay to the Trustee all sums so held in trust.

                  The Company shall, before each due date of the principal of, premium, if any, or interest on the Notes, deposit with the paying agent a sum sufficient to pay such principal, premium, if any, or interest, and (unless such paying agent is the Trustee) the Company shall promptly notify the Trustee of any failure to take such action.

                  (b) If the Company shall act as its own paying agent, it shall, on or before each due date of the principal of, premium, if any, or interest on the Notes, set aside, segregate and hold in trust for the benefit of the holders of the Notes a sum sufficient to pay such principal, premium, if any, or interest so becoming due and shall notify the Trustee of any failure to take such action and of any failure by the Company (or any other obligor under the Notes) to make any payment of the principal of, premium, if any, or interest on the Notes when the same shall become due and payable.

                  (c) Anything in this Section 4.4 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company or any paying agent hereunder as required by this Section 4.4, such sums to be held by the Trustee upon the trusts herein contained and upon such payment by the Company or any paying agent to the Trustee, the Company or such paying agent shall be released from all further liability with respect to such sums.

                  (d)   Anything   in   this   Section   4.4  to  the   contrary
notwithstanding, the agreement to hold sums in trust as provided in this Section
4.4 is subject to Sections 12.2 and 12.3.

                  Section 4.5 Corporate Existence. Subject to Article XI, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its corporate existence, and the corporate, partnership or other existence of any Subsidiary of the Company, in accordance with the respective organizational documents (as the same may be amended from time to time) of the Company or any such Subsidiary and (ii) the rights (charter and statutory), licenses and franchises of the Company and its Subsidiaries; provided that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Subsidiaries if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole, and that the loss thereof is not materially adverse to the holders of the Notes.

                  Section 4.6 Stay, Extension and Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

                  Section 4.7  Compliance Statement; Notice of Defaults

                  (a) The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate stating whether or not to the best knowledge of the signers thereof the Company is in compliance (without regard to periods of grace or notice requirements) with all conditions and covenants under this Indenture, and if the Company shall not be in compliance, specifying such non-compliance and the nature and status thereof of which such signer may have knowledge.

                  (b) The Company shall file with the Trustee written notice of the occurrence of any default or Event of Default within 10 days of its becoming aware of any such default or Event of Default.

                  Section 4.8 Taxes. The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon the Company or its Subsidiaries or upon the income, profits or property of the Company or any such Subsidiary and (ii) all lawful claims for labor, materials and supplies that, if unpaid, might by law become a lien upon the property of the Company or any such Subsidiary; provided that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which disputed amounts adequate reserves have been made.

                  Section 4.9 Insurance. The Company shall provide, or cause to be provided, for itself and its Subsidiaries, insurance (including appropriate self-insurance) against loss or damage of the kinds customarily insured against by corporations similarly situated and owning like properties, including, but not limited to, public liability insurance, with reputable insurers or with the government of the United States of America or an agency or instrumentality thereof, in such amounts with such deductibles and by such methods as shall be determined in good faith by the Board of Directors to be appropriate.

                  Section 4.10 Restricted Payments. The Company will not, directly or indirectly, as long as any Notes are outstanding, (i) declare or pay any dividends or make any distributions (other than dividends or distributions payable solely in shares of common stock of the Company) on or in respect of any shares of common stock of the Company or (ii) purchase, redeem or otherwise acquired or retire for value (other than solely with shares of common stock of the Company) any of the common stock of the Company or warrants, rights or options to acquire common stock of the Stock.

                  Section 4.11 Limitation on Additional Senior Indebtedness. The Company will not, directly or indirectly, create, incur, issue, assume, guarantee, suffer to exist or otherwise become directly or indirectly liable with respect to any Senior Indebtedness (collectively, an "incurrence"), other than the following:

                  (i)    Senior   Indebtedness   incurred    pursuant   to   the
         Construction Loan;

                  (ii) Senior Indebtedness of the Company not to exceed an amount equal to 20% of the principal amount of indebtedness evidenced by the Notes issued under the Indenture; and

                  (iii) Senior Indebtedness issued in exchange for, or the proceeds of which are used to repay or refund or refinance or discharge or otherwise retire for value, Senior Indebtedness of the Company permitted under this Section 4.11 ("Refinancing Indebtedness") in a principal amount not to exceed the principal amount of the Senior Indebtedness so refinanced, plus customary fees, expenses and costs related to the incurrence of such Refinancing Indebtedness.


                                    ARTICLE V

                        NOTEHOLDERS' LISTS AND REPORTS BY
                                   THE COMPANY

                  Section 5.1 Noteholders' Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of holders of Notes. If the Trustee is not the Note registrar, the Company shall furnish to the Trustee on or before at least seven Business Days preceding each Interest Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee reasonably may require of the names and addresses of holders of Notes.

                  Section 5.2 Reports by Company. The Company shall deliver to the Trustee within 15 days after it files the same with the Commission, copies of all reports and information (or copies of such portions of any of the

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

foregoing as the Commission may by its rules and regulations prescribe), if any, which the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act.

                  Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).


                                   ARTICLE VI

                              DEFAULTS AND REMEDIES

                  Section 6.1 Events of Default. In case one or more of the following Events of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

                  (a) default in the payment of the principal of or premium, if any, on the Notes when due at maturity, upon redemption or otherwise; or

                  (b) except for Development Period Interest, default in the payment of any installment of interest on the Notes as and when the same shall become due and payable (whether or not such payment shall be prohibited by Article XIV of this Indenture), and continuance of such default for a period of 30 days; or

                  (c) a failure on the part of the Company to duly observe or perform any other covenants or agreements on the part of the Company in this Indenture (other than a default in the performance or breach of a covenant or agreement that is specifically dealt with elsewhere in this
         Section 6.1) that continues for a period of 90 days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or to the Company and a Responsible Officer of the Trustee, by the holders of at least 25% in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 8.4; or

                  (d) an event of default occurs under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any of its Subsidiaries (or the payment of which is guaranteed by the Company or any of its Subsidiaries), whether such indebtedness or guarantee now exists or shall be created after the date hereof, which default (i) is caused by a failure to pay principal or interest on such indebtedness prior to the expiration of the grace period provided in such indebtedness (a "Payment Default") or (ii) results in the acceleration of such indebtedness prior to its expressed maturity and, in each case, the principal amount of such indebtedness, together with the principal amount of any other such indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $1 million or more; or

                  (e) the Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due; or

                  (f) an involuntary case or other proceeding shall be commenced against the Company seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 consecutive days;

then, and in each and every such case (other than an Event of Default specified in Section 6.1(e) or (f)), unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding hereunder determined in accordance with Section 8.4, by notice in writing to the Company (and to the Trustee if given by Noteholders), may declare the principal of, premium, if any, on the Notes and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Notes contained to the contrary notwithstanding. If an Event of Default specified in
Section 6.1(e) or (f) occurs and is continuing, the principal of all the Notes and the interest accrued thereon shall be immediately due and payable. The foregoing provision is subject to the conditions that if, at any time after the principal of the Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all Notes and the principal of and premium, if any, on any and all Notes that shall have become due otherwise than by acceleration (with interest on overdue installments of interest (to the extent that payment of such interest is enforceable under applicable law) and on such principal and premium, if any, at the rate borne by the Notes, to the date of such payment or deposit) and amounts due to the Trustee pursuant to Section 7.6, and if any and all defaults under this Indenture, other than the nonpayment of principal of, premium, if any, and accrued interest on Notes that shall have become due by acceleration, shall have been cured or waived pursuant to Section 6.7, then and in every such case the holders of a majority in aggregate principal amount of the Notes then outstanding, by written notice to the Company and to the Trustee, may waive all defaults or Events of Default and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or Event of Default, or shall impair any right consequent thereto. The Company shall notify a Responsible Officer of the Trustee, promptly upon becoming aware thereof, of any Event of Default.

                  In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the holders of Notes and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the holders of Notes and the Trustee shall continue as though no such proceeding had been taken.

                  Section 6.2 Payments of Notes on Default; Suit Therefor. The Company covenants that (a) in case a default shall be made in the payment of any installment of interest upon any of the Notes as and when the same shall have become due and payable and such default shall have continued for a period of 30 days, or (b) in case a default shall be made in the payment of the principal of or premium, if any, on any of the Notes as and when the same shall have become due and payable, whether at maturity of the Notes or in connection with any redemption, then, upon demand of the Trustee, the Company shall pay to the Trustee, for the benefit of the holders of the Notes, the whole amount that then shall have become due and payable on all such Notes for principal of, premium, if any, or interest, or both, as the case may be, with interest upon the overdue principal, premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest at the rate borne by the Notes; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith. Until such demand by the Trustee, the Company may pay the principal of and premium, if any, and interest on the Notes to the registered holders, whether or not the Notes are overdue.

                  In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Notes and collect in the manner provided by law out of the property of the Company or any other obligor on the Notes wherever situated the monies adjudged or decreed to be payable.

                  In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under Title 11 of the United States Code or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or such other obligor, the property of the Company or such other obligor, or in the case of any other judicial proceedings relative to the Company or such other obligor upon the Notes, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 6.2, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Notes and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Noteholders allowed in such judicial proceedings relative to the Company or any other obligor on the Notes, its or their creditors, or its or their property and to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same after the deduction of any amounts due the Trustee under Section 7.6; and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Noteholders to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including counsel fees incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property that the holders of the Notes may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or adopt on behalf of any Noteholder any plan of reorganization or arrangement affecting the Notes or the rights of any Noteholder, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

                  All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Notes.

                  In any proceedings brought by the Trustee pursuant to this Indenture or any supplement hereto (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the holders of the Notes, and it shall not be necessary to make any holders of the Notes parties to any such proceedings.

                  Section 6.3 Application of Monies Collected by Trustee. Any monies collected by the Trustee pursuant to this Article VI shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Notes and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

                  First:   To the payment of all  amounts due  the Trustee under
        Section 7.6;

                  Second: Subject to the provisions of Article XIV, in case the principal of the outstanding Notes shall not have become due and be unpaid, to the payment of interest on the Notes in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate borne by the Notes, such payments to be made ratably to the persons entitled thereto; and

                  Third: Subject to the provisions of Article XIV, in case the principal of the outstanding Notes shall have become due, by declaration or otherwise, and be unpaid, to the payment of the whole amount then owing and unpaid upon the Notes for principal, premium, if any, and interest, with interest on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate borne by the Notes; and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Notes, then to the payment of such principal, premium, if any, and interest without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest.

                  Section 6.4 Proceedings by Noteholder. No holder of any Note shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Notes then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding, and no direction inconsistent with such written request shall have been given to the Trustee pursuant to
Section 6.7; it being understood and intended, and being expressly covenanted by the taker and holder of every Note with every other taker and holder and the Trustee, that no one or more holders of Notes shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Notes, to obtain or seek to obtain priority over or preference to any other such holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Notes (except as otherwise provided herein). For the protection and enforcement of this Section 6.4, each and every Noteholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  Notwithstanding any other provision of this Indenture and any provision of any Note, the right of any holder of any Note to receive payment of the principal of, premium, if any, and interest on such Note, on or after the respective due dates expressed in such Note, or to institute suit for the enforcement of any such payment on or after such respective dates against the Company shall not be impaired or affected without the consent of such holder except as otherwise set forth herein.

                  Section 6.5 Proceedings by Trustee. In case of an Event of Default and subject to the provisions of Section 7.6 hereof, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

                  Section 6.6 Remedies Cumulative and Continuing. Except as provided in Section 2.6, all powers and remedies given by this Article VI to the Trustee or to the Noteholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of such powers and remedies or of any other powers and remedies available to the Trustee or the holders of the Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Notes to exercise any right or power accruing upon any default or Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such default or any acquiescence therein; and, subject to the provisions of Section 6.4, every power and remedy given by this Article VI or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Noteholders.

                  Section 6.7 Direction of Proceedings and Waiver of Defaults by Majority of Noteholders. The holders of a majority in aggregate principal amount of the Notes at the time outstanding (determined in accordance with Section 8.4) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that (a) such direction shall not be in conflict with any rule of law or with this Indenture and (b) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. The holders of a majority in aggregate principal amount of the Notes at the time outstanding (determined in accordance with Section 8.4) may on behalf of the holders of all of the Notes waive any past default or Event of Default hereunder and its consequences except (i) a default in the payment of interest or premium, if any, on, or the principal of, the Notes or (ii) a default in respect of a covenant or provisions hereof that under Article X cannot be modified or amended without the consent of the holders of all Notes then outstanding. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 6.7, said default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing and the Company, the Trustee and the holders of the Notes shall as reasonably possible be restored to their former positions and rights hereunder; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

                  Section 6.8 Notice of Defaults. The Trustee shall, within 90 days after the occurrence of a default, mail to all Noteholders, as the names and addresses of such holders appear upon the Note register, notice of all defaults of which a Responsible Officer has actual knowledge, unless such defaults shall have been cured or waived before the giving of such notice; provided that, except in the case of default in the payment of the principal of, premium, if any, or interest on any of the Notes, the Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Trustee in good faith determine that the withholding of such notice is in the interests of the Noteholders.

                  Section 6.9 Undertaking to Pay Costs. All parties to this Indenture agree, and each holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this
Section 6.9 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder or group of Noteholders holding in the aggregate more than 10% in principal amount of the Notes at the time outstanding determined in accordance with Section 8.4 or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of, premium, if any, or interest on any Note on or after the due date expressed in such Note.

                                   ARTICLE VII

                             CONCERNING THE TRUSTEE

                  Section 7.1  Duties and Responsibilities of Trustee.

                  (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (b)      Except during the continuance of an Event of Default:

                           (i) the Trustee  need  perform only those duties that
                  are  specifically  set forth in this  Indenture and no others;
                  and

                           (ii) in the  absence  of bad faith on its  part,  the
                  Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided that in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                           (i) this paragraph (c) does not limit the effect of paragraph (b) of this Section 7.1;

                           (ii) the Trustee shall not be liable for any error of
                  judgment made in good faith by a Responsible Officer of the Trustee unless it is proved that the Trustee was negligent in ascertaining the pertinent facts reasonably available to the Trustee; and

                           (iii) the Trustee shall not be liable with respect to
                  any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.7.

                  (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (e) of this
         Section 7.1.

                  (e) The Trustee may refuse to perform any duty or exercise any right or power or extend or risk its own funds or otherwise incur any financial liability unless it receives indemnity satisfactory to it against any loss, liability or expense.

                  Section 7.2 Reliance on Documents, Opinions, Etc. Except as otherwise provided in Section 7.1:

                  (a) The Trustee may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, coupon or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

                  (b) Any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate; and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

                  (c) The Trustee may consult with counsel of its selection and any advice or opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel;

                  (d) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder; no paying agent who is not the Trustee shall be deemed an agent of the Trustee, and the Trustee (in its capacity as Trustee) shall not be responsible for any act or omission by any such paying agent;

                  (e) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the holders pursuant to this Indenture unless such holders have offered the Trustee reasonable security or indemnity against the costs, expenses and liabilities that would be incurred by it in compliance with such request or direction.

                  (f) Subject to the provisions of Section 7.1(c), the Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers;

                  (g) The Trustee shall not be deemed to have knowledge of any Event of Default or other fact or event upon the occurrence of which it may be required to take action hereunder unless one of its Responsible Officers has actual knowledge thereof obtained by a written statement.

                  Section 7.3 No Responsibility for Recitals, Etc. The recitals contained herein and in the Notes (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

                  Section 7.4 Trustee, Paying Agents or Registrar May Own Notes. The Trustee, any paying agent or any Note registrar, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not Trustee, paying agent or Note registrar.

                  Section 7.5 Monies to Be Held in Trust. Subject to the provisions of Section 12.4, all monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as may be agreed to in writing from time to time by the Company and the Trustee.

                  Section 7.6 Compensation and Expenses of Trustee. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as the Company and the Trustee shall from time to time agree in writing, for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company shall pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify each of the Trustee or any predecessor Trustee in any capacity under this Indenture and its agents and any authenticating agent for, and to hold them harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith on the part of the Trustee or such agent or authenticating agent, as the case may be, and arising out of or in connection with the acceptance or administration of this trust or in any other capacity hereunder, including the costs and expenses of defending themselves against any claim of liability in the premises. The obligations of the Company under this
Section 7.6 to compensate or indemnify the Trustee and to pay or reimburse the

Trustee for expenses, disbursements and advances shall be secured by a lien prior to that of the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Notes. The obligation of the Company under this Section shall survive the satisfaction and discharge of this Indenture.

                  Section 7.7 Officers' Certificate as Evidence. Except as otherwise provided in Section 7.1, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such Officers' Certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

                  Section 7.8  Resignation or Removal of Trustee.

                   (a) The Trustee may at any time resign by giving written notice of such resignation to the Company; and the Company shall mail, or cause to be mailed, notice thereof to the holders of Notes at their addresses as they shall appear on the Note register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee.

                  (b) In case the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or any Noteholder who has been a bona fide holder of a Note or Notes for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

                  (c) The holders of a majority in aggregate principal amount of the Notes at the time outstanding may at any time remove the Trustee and nominate a successor trustee, which shall be deemed appointed as successor trustee unless within ten days after notice to the Company of such nomination the Company objects thereto, in which case the Trustee so removed or any Noteholder, upon the terms and conditions and otherwise as provided in the next paragraph, may petition any court of competent jurisdiction for an appointment of a successor trustee.

                  If no successor trustee shall have been so appointed and have accepted appointment within 60 days after removal or the mailing of such notice of resignation to the Noteholders, the Trustee resigning or being removed may petition any court of competent jurisdiction for the appointment of a successor trustee, or, in the case of either resignation or removal, any Noteholder who has been a bona fide holder of a Note or Notes for at least six months may, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                  (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this
         Section 7.8 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.9.

                  Section 7.9 Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 7.8 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon, the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but on the written request of the Company or of the successor trustee, the Trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 7.6, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the Trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a lien upon all property and funds held or collected by such trustee as such, except for funds held in trust for the benefit of holders of particular Notes, to secure any amounts then due it pursuant to the provisions of Section 7.6.

                  Upon acceptance of appointment by a successor trustee as provided in this Section 7.9, the Company shall mail or cause to be mailed notice of the succession of such Trustee hereunder to the holders of Notes at their addresses as they shall appear on the Note register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

                  Section 7.10 Successor, by Merger, Etc. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the

Trustee, shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such successor trustee shall have combined capital and surplus immediately following such succession which is not significantly less than that of the Trustee immediately prior to such succession.


                                  ARTICLE VIII

                           CONCERNING THE NOTEHOLDERS

                  Section 8.1 Action by Noteholders. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Noteholders in person or by agent or proxy appointed in writing, (b) by the record of the holders of Notes voting in favor thereof at any meeting of Noteholders duly called and held in accordance with the provisions of Article IX or (c) by a combination of such instrument or instruments and any such record of such a meeting of Noteholders. Whenever the Company or the Trustee solicits the taking of any action by the holders of the Notes, the Company or the Trustee may fix in advance of such solicitation, a date as the record date for determining holders entitled to take such action. The record date shall be not more than 15 days prior to the date of commencement of solicitation of such action.

                  Section 8.2 Proof of Execution by Noteholders. Subject to the provisions of Sections 7.1 and 9.5, proof of the execution of any instrument by a Noteholder or by agent or proxy shall be sufficient if made in accordance with
Section 7.2 hereof. The holding of Notes shall be proved by the Note register or by a certificate of the Note registrar.

                  The record of any Noteholders' meeting shall be proved in the manner provided in Section 9.5.

                  Section 8.3 Who Are Deemed Absolute Owners. The Company, the Trustee, any paying agent and any Note registrar may deem the person in whose name such Note shall be registered upon the books of the Company to be, and may treat such person as, the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest on such Note and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any Note registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon order of such holder, shall be valid and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Note.

                  Section 8.4 Company-Owned Notes Disregarded. In determining whether the holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent, waiver or other action under this Indenture, Notes that are owned by the Company or any other obligor on the Notes or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Notes shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action, only Notes that a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as outstanding for the purposes of this
Section 8.4 if the pledgee shall establish to the satisfaction of the Trustee the pledger's right to vote such Notes and that the pledgee is not the Company, any other obligor on the Notes or a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Notes, if any, known by the Company to be owned or held by or for the account of any of the above described persons; and subject to Section 7.1, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes not listed therein are outstanding for the purpose of any such determination.

                  Section 8.5 Revocation of Consents, Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in
Section 8.1, of the taking of any action by the holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such action, any holder of a Note that is shown by the evidence to be included in the Notes the holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 8.2, revoke such action so far as concerns such Note. Except as aforesaid, any such action taken by the holder of any Note shall be conclusive and binding upon such holder and upon all future holders and owners of such Note and of any Notes issued in exchange or substitution therefor, irrespective of whether any notation in regard thereto is made upon such Note or any Note issued in exchange or substitution therefor.


                                   ARTICLE IX

                              NOTEHOLDERS' MEETINGS

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

                  Section 9.1 Purposes for Which Meetings May be Called. A meeting of Noteholders may be called at any time and from time to time pursuant to the provisions of this Article IX for any of the following purposes:

                  (i) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Noteholders pursuant to any of the provisions of Article VI;

                  (ii) to remove the Trustee and appoint a successor trustee pursuant to the provisions of Article VII;

                  (iii)  to  consent  to  the   execution  of  an  indenture  or
         indentures supplemental hereto pursuant to the provisions of Section 10.2; or

                  (iv) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Notes under any other provisions of this Indenture or under applicable law.

                  Section 9.2 Manner of Calling Meetings; Record Date. The Trustee may at any time call a meeting of Noteholders to take any action specified in Section 9.1, to be held at such time and at such place in the City of New York, State of New York, as the Trustee shall determine. Notice of every meeting of the Noteholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed not less than 30 nor more than 60 days prior to the date fixed for the meeting to such Noteholders at their addresses as such addresses appear in the Note register. For the purpose of determining Noteholders entitled to notice of any meeting of Noteholders, the Company, upon written notice to the Trustee, shall fix in advance a date as the record date for such determination, such date to be a business day not more than 10 days prior to the date of the mailing of such notice as hereinabove provided. Only persons in whose name any Note shall be registered in the Note register at the close of business on a record date fixed by the Trustee as aforesaid, or by the Company or the Noteholders as provided in Section 9.3, shall be entitled to notice of the meeting of Noteholders with respect to which such record date was so fixed.

                  Section 9.3 Call of Meeting by Company or Noteholders. In case at any time the Company, pursuant to a resolution of its Board of Directors or the holders of at least 10% in aggregate principal amount of the Notes then outstanding shall have requested the Trustee to call a meeting of Noteholders to take any action authorized in Section 9.1 by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed notice of such meeting within 20 days after receipt of such request, then the Company or the holders of Notes in the amount above specified, as the case may be, may fix the record date with respect to, and determine the time and the place for, such meeting and may call such meeting to take any action authorized in Section 9.1, by mailing notice thereof as provided in Section 9.2. The record date fixed as provided in the preceding sentence shall be set forth in a written notice to the Trustee and shall be a business day not less than 15 nor more than 20 days after the date on which the original request is sent to the Trustee.

                  Section 9.4 Who May Attend and Vote at Meetings. Only persons entitled to receive notice of a meeting of Noteholders and their respective proxies duly appointed by an instrument in writing shall be entitled to vote at such meeting. The only persons who shall be entitled to be present or to speak at any meeting of Noteholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel. When a determination of Noteholders entitled to vote at any meeting of Noteholders has been made as provided in this Section, such determination shall apply to any adjournments thereof.

                  Section 9.5 Manner of Voting at Meetings and Record to be Kept. The vote upon any resolution submitted to any meeting of Noteholders shall be by written ballots on each of which shall be subscribed the signature of the Noteholder or proxy casting such ballot and the identifying number or numbers of the Notes held or represented in respect of which such ballot is cast. The chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Noteholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in
Section 9.2. The record shall show the identifying numbers of the Notes voting in favor of or against any resolution. Each counterpart of such record shall be signed and verified by the affidavits of the chairman and secretary of the meeting and one of the counterparts shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

                  Any counterpart record so signed and verified shall be conclusive evidence of the matters therein stated and shall be the record referred to in clause (b) of Section 8.1.

                  Section 9.6 Exercise of Rights of Trustee and Noteholders Not To Be Hindered or Delayed. Nothing in this Article IX contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Noteholders or any rights expressly or impliedly conferred hereunder to make such call, any hinderance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Noteholders under any of the provisions of this Indenture or of the Notes.

                                    ARTICLE X

                             SUPPLEMENTAL INDENTURES

                  Section 10.1 Supplemental Indentures Without Consent of Noteholders. The Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

                  (a) subject to Article XIV, to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Notes, any property or assets;

                  (b) to evidence the succession of another person to the Company, or successive successions, and the assumption by the Successor Company of the covenants, agreements and obligations of the Company pursuant to Article XI;

                  (c) to add to the covenants of the Company such further covenants, restrictions or conditions as the Board of Directors and the Trustee shall consider to be for the benefit of the holders of Notes and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided that in respect of any such additional covenant, restriction or condition, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

                  (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture that may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture that shall not adversely affect the interests of the holders of the Notes as evidenced by an Officers' Certificate or opinion of counsel to such effect;

                  (e) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes; or

                  (f) to modify, eliminate or add to the provisions of this Indenture to such extent necessary to effect the qualification of this Indenture under the Trust Indenture Act (if applicable), or under any similar federal statute hereafter enacted (if applicable).

                  The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations that may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  Any  supplemental  indenture  authorized by the  provisions of this Section 10.1 may be executed by the Company and the Trustee without the consent of the holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 10.2.

                  Section 10.2 Supplemental Indentures With Consent of Noteholders. With the consent (evidenced as provided in Article VIII) of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, the Company, when authorized by a Board Resolution and the Trustee, may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the holders of the Notes; provided that no such supplemental indenture shall (i) without the consent of the holders of each Note so affected, extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon or reduce any amount payable on redemption thereof, or impair or affect the right of any Noteholder to institute suit for the payment thereof or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the Notes, modify the subordination provisions in a manner adverse to the holders of the Notes, or (ii) without the consent of the holders of all the Notes then outstanding, reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture.

                  Upon the request of the Company, accompanied by a copy of a Board Resolution certified by its Secretary or Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Noteholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

                  It shall not be necessary for the consent of the Noteholders under this Section 10.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                  Section 10.3 Effect of Supplemental Indentures. Any supplemental indenture executed pursuant to the provisions of this Article X shall comply with the Trust Indenture Act, as then in effect, if such supplemental indenture is then required to so comply. Upon the execution of any supplemental indenture pursuant to the provisions of this Article X, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  Section 10.4 Notation on Notes. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article X may bear a notation in form approved by the Company as to any matter provided for in such supplemental indenture, but they need not do so. After notice to the Trustee, if the Company shall determine to add such a notation, new Notes so modified as to conform, in the opinion of the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may, at the Company's expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 15.11) and delivered in exchange for the Notes then outstanding, upon surrender of such Notes then outstanding.

                  Section 10.5 Evidence of Compliance of Supplemental  Indenture
to Be Furnished to the Trustee. The Trustee shall be furnished with and, subject to the provisions of Section 7.1, may rely conclusively upon an Officers'
Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article X.

                                   ARTICLE XI

                    CONSOLIDATION, MERGER, SALE, CONVEYANCE,
                               TRANSFER AND LEASE

                  Section 11.1 Company May Consolidate, Etc. on Certain Terms. The Company shall not consolidate with or merge with or into, or convey, transfer or lease all or substantially all of its assets (determined on a consolidated basis) to any person unless: (i) either the Company is the resulting, surviving or transferee person (the "Successor Company") or the Successor Company is a person organized and existing under the laws of the United States or any State thereof or the District of Columbia, and the Successor Company (if not the Company) expressly assumes by a supplemental indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under this Indenture and the Notes,
(ii) immediately after giving effect to such transaction, no Event of Default has happened and is continuing and (iii) the Company delivers to the Trustee an

Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture (if any) comply with this Indenture.

                  Section 11.2 Successor Company To Be Substituted. In case of any such consolidation, merger, sale, conveyance, transfer or lease and upon the assumption by the Successor Company, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of, premium, if any, and interest on all of the Notes and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such Successor Company shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party hereto. When a Successor
Company duly assumes all the obligations of the Company pursuant to this Indenture and the Notes, the predecessor shall be released from all such obligations.

                  Section 11.3 Opinion of Counsel To Be Given to Trustee. The Trustee, subject to Section 7.1, shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance, transfer or lease and any such assumption complies with the provisions of this Article XI.


                                   ARTICLE XII

                    SATISFACTION AND DISCHARGE OF INDENTURE;
                                UNCLAIMED MONEYS

                  Section 12.1 Termination of Obligations upon Cancellation of the Notes. The Company may terminate all of its obligations under this Indenture (subject to Section 12.2) when:

                  (a) (i) all Notes theretofore authenticated and delivered (other than Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.6) have been delivered to the Trustee for cancellation; and

                      (ii) the Company has paid or caused to be paid all other sums payable hereunder and under the Notes by the Company; or

                  (b) (i) the Notes not previously delivered to the Trustee for cancellation shall have become due and payable or are by their terms to become due and payable within one year or are to be called for redemption under arrangements satisfactory to the Trustee upon delivery of notice, (ii) the Company shall have irrevocably deposited with the Trustee, as trust funds, cash in an amount sufficient to pay principal of, premium, if any, and interest on the outstanding Notes, to maturity or redemption, as the case may be, (iii) such deposit shall not result in a breach or violation of, or constitute a default under, any agreement or instrument pursuant to which the Company is a party or by which it or its property is bound and (iv) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee, each stating that all conditions related to such defeasance have been complied with.

                  Section 12.2 Survival of Certain Obligations. Notwithstanding the satisfaction and discharge of this Indenture and of the Notes referred to in
Section 12.1, the respective obligations of the Company and the Trustee under Sections 2.3, 2.4, 2.5, 2.6, 3.1, 4.2, 5.1, 6.4, 6.9, 7.5, 7.8, 12.4, 12.5,
12.6, and Article XIV shall survive until the Notes are no longer outstanding, and thereafter, the obligations of the Company and the Trustee under Sections 6.9, 7.5, 12.4, 12.5 and 12.6 shall survive. Nothing contained in this Article XII shall abrogate any of the rights, obligations or duties of the Trustee under this Indenture.

                  Section 12.3 Acknowledgment of Discharge by Trustee. Subject to Section 12.6, after (i) the conditions of Section 12.1 have been satisfied,
(ii) the Company has paid or caused to be paid all other sums payable hereunder by the Company and (iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent referred to in clause (i) above relating to the satisfaction and discharge of this Indenture have been complied with, the Trustee upon written request shall acknowledge in writing the discharge of the Company's obligations under this Indenture except for those surviving obligations specified in Section 12.2.

                  Section 12.4 Application of Trust Assets. The Trustee shall hold any cash deposited with it in the irrevocable trust established pursuant to
Section 12.1. The Trustee shall apply the deposited cash in accordance with this Indenture and the terms of the irrevocable trust agreement established pursuant to Section 12.1 to the payment of principal of, premium, if any, and interest on the Notes. The cash so held in trust and deposited with the Trustee in compliance with Section 12.1 shall not be part of the trust estate under this Indenture, but shall constitute a separate trust fund for the benefit of all holders entitled thereto. Except as specifically provided herein, the Trustee shall not be requested to invest any amounts held by it for the benefit of the holders or pay interest on uninvested amounts to any holder.

                  Section 12.5 Repayment to the Company; Unclaimed Money. Subject to applicable laws governing escheat of such property, and upon termination of the trust established pursuant to Section 12.1 hereof, the Trustee shall promptly pay to the Company upon written request any excess cash held by the Trustee. Additionally, if amounts for the payment of principal, premium, if any, or interest remains unclaimed for two years, the Trustee shall, upon written request, pay such amounts back to the Company forthwith. Thereafter, all liability of the Trustee with respect to such amounts shall cease. After payment to the Company, holders entitled to such payment must look to the Company for such payment as general creditors unless an applicable abandoned property law designates another person.

                  Section 12.6 Reinstatement. If the Trustee is unable to apply any cash in accordance with Section 12.1 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 12.1 until such time as the Trustee is permitted to apply all such cash in accordance with Section 12.1; provided that if the Company makes any payment of principal of, premium, if any, or interest on any Notes following the reinstatement of its obligations, the Company shall be subrogated to the rights of the holders of such Notes to receive such payment from the amounts held by the Trustee.


                                  ARTICLE XIII

                    IMMUNITY OF INCORPORATORS, SHAREHOLDERS,
                             OFFICERS AND DIRECTORS

                  Section 13.1 Indenture and Notes Solely Corporate Obligations. No recourse for the payment of the principal of, or premium, if any, or interest on any Note, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any successor entity, either directly or through the Company or any successor entity, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Notes.


                                   ARTICLE XIV

                                  SUBORDINATION

                  Section 14.1 Agreement to Subordinate. The Company agrees, and each Noteholder by accepting a Note agrees, that the indebtedness evidenced by the Notes is subordinated in right of payment, to the extent and in the manner provided in this Article XIV, to the prior payment in full of all Senior Indebtedness and that the subordination is for the benefit of the holders of Senior Indebtedness.

                  Section 14.2 Certain Definitions. For purposes of this Article XIV, the following terms shall have the meaning indicated:

                  (1) "Representative" shall mean a duly authorized indenture trustee or other trustee, agent or representative for any Senior Indebtedness.

                  (2) "Senior Indebtedness" with respect to the Notes means the principal of, premium, if any, and interest on, and any fees, costs, expenses and any other amounts (including indemnity payments) related to the following, whether outstanding on the date hereof or hereafter incurred or created: (a) indebtedness, matured or unmatured, whether or not contingent, of the Company for money borrowed evidenced by notes or other written obligations, (b) any interest rate contract, interest rate swap agreement or other similar agreement or arrangement designed to protect the Company or any of its Subsidiaries against fluctuations in interest rates, (c) indebtedness, matured or unmatured, whether or not contingent, of the Company evidenced by notes, debentures, bonds or similar instruments or letters of credit (or reimbursement agreements in respect thereof), (d) obligations of the Company as lessee under capitalized leases and under leases of property made as part of any sale and leaseback transactions, (e) indebtedness of others of any of the kinds described in the preceding clauses (a) through (d) assumed or guaranteed by the Company and (f) renewals, extensions, modifications, amendments, and refundings of, and indebtedness and obligations of a successor person issued in exchange for or in replacement of, indebtedness or obligations of the kinds described in the preceding clauses (a) through (e), unless the agreement pursuant to which any such indebtedness described in clauses (a) through (f) is created, issued, assumed or guaranteed expressly provides that such indebtedness is not senior or superior in right of payment to the Notes; provided that the following shall not constitute Senior Indebtedness: (i) any indebtedness or obligation of the Company in respect of the Notes; (ii) any indebtedness of the Company to any of its Subsidiaries or other Affiliates; (iii) any indebtedness that is subordinated or junior in any respect to any other indebtedness of the Company other than Senior Indebtedness; (iv) any indebtedness incurred for the purchase of goods or materials in the ordinary course of business; and (v) any liability for federal, state, local or other taxes owed or owing by the Company.

                  For the purposes of this Indenture, Senior Indebtedness shall not be deemed to have been paid in full until the holders of the Senior Indebtedness shall have indefeasibly received payment in full in cash of all Senior Indebtedness; provided that if any holder of Senior Indebtedness agrees to accept payment in full of such Senior Indebtedness for consideration other than cash, such holder shall be deemed to have indefeasibly received payment in full of such Senior Indebtedness. The provisions of this Article XIV shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by any holder of Senior Indebtedness upon the insolvency, bankruptcy or organization of the Company or otherwise, all as though such payment had not been made.

                  A distribution may consist of cash, securities or other property, by set-off or otherwise.

                  Section 14.3 Liquidation; Dissolution; Bankruptcy. Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property, in an assignment for the benefit of creditors or any marshalling of the Company's assets and liabilities,
(a) holders of all Senior Indebtedness shall first be entitled to receive payment in full of all amounts due or to become due thereon before Noteholders shall be entitled to receive any payment with respect to the principal of, premium, if any, or interest on the Notes (except that Noteholders may receive securities that are subordinated to at least the same extent as the Notes to Senior Indebtedness and any securities issued in exchange for Senior Indebtedness) and (b) until all Senior Indebtedness (as provided in clause (a) above) is paid in full, any distribution to which Noteholders would be entitled but for this Article shall be made to holders of Senior Indebtedness (except that Noteholders may receive securities that are subordinated to at least the same extent as the Notes to (x) Senior Indebtedness and (y) any securities issued in exchange for Senior Indebtedness), as their interests may appear.

                  Section 14.4 Default on Senior Indebtedness. The Company may not make any payment upon or in respect of the Notes (except in such subordinated securities) and may not acquire from the Trustee or any Noteholder any Note for cash or property (other than securities that are subordinated to at least the same extent as the Note to (i) Senior Indebtedness and (ii) any securities issued in exchange for Senior Indebtedness) until all Senior Indebtedness has been paid in full if:

                  (a) a default in the payment of the principal of, premium, if any, or interest on Senior Indebtedness occurs and is continuing beyond any applicable period of grace (a "Payment Default"); or

                  (b) a default, other than a Payment Default, on Senior Indebtedness occurs and is continuing that permits holders of the Senior Indebtedness as to which such default relates to accelerate its maturity (a "Nonpayment Default") and the Trustee receives a notice of the default from the Representative or Representatives of holders of at least a majority in principal amount of Senior Indebtedness then outstanding.

                  The Company may and shall resume payments on and distributions in respect of the Notes and may acquire them upon the date on which the default is cured or waived if this Article XIV otherwise permits the payment, distribution or acquisition at the time of such payment or acquisition.

                  Section 14.5 When Distribution Must Be Paid Over. In the event that the Trustee (or paying agent if other than the Trustee) or any Noteholder receives any payment of principal or interest with respect to the Notes at a time when such payment is prohibited by Section 14.3 or 14.4 hereof, such payment shall be held by the Trustee (or paying agent if other than the Trustee) or such Noteholder, in trust for the benefit of, and immediately shall be paid over and delivered, upon written request, to, the holders of Senior Indebtedness as their interests may appear or their Representative under the indenture or other agreement (if any) pursuant to which Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

                  With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article XIV, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if the Trustee shall pay over or distribute to or on behalf of Noteholders or the Company or any other person money or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Article XIV, except if such payment is made as a result of the willful misconduct or gross negligence of the Trustee.

                  Section 14.6 Notice by Company. The Company shall promptly notify the Trustee and the paying agent in writing of any facts known to the Company that would cause a payment of any principal or interest with respect to the Notes to violate this Article XIV, but failure to give such notice shall not affect the subordination of the Notes to the Senior Indebtedness as provided in this Article XIV.

                  Section 14.7 Subrogation. Until all Senior Indebtedness is paid in full and until the Notes are paid in full, Noteholders shall be subrogated (equally and ratably with all other indebtedness pari passu with the Notes) to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the Noteholders have been applied to the payment of Senior Indebtedness. A distribution made under this Article XIV to holders of Senior Indebtedness that otherwise would have been made to Noteholders is not, as between the Company and Noteholders, a payment by the Company on the Notes.

                  Section 14.8 Relative Rights. This Article XIV defines the relative rights of Noteholders and holders of Senior Indebtedness. Nothing in this Indenture shall:

                  (a) impair, as between the Company and the Noteholders, the obligation of the Company, which is absolute and unconditional, to pay principal of, premium, if any, and interest on the Notes in accordance with their terms;

                  (b) affect the relative rights of Noteholders and creditors of the Company other than their rights in relation to holders of Senior Indebtedness; or

                  (c) prevent the Trustee or any Noteholder from exercising its available remedies upon a default or Event of Default, subject to the rights of holders and owners of Senior Indebtedness to receive distributions and payments otherwise payable to Noteholders.

                  If the Company fails because of this Article XIV to pay principal of, premium, if any, or interest on a Note on the due date, the failure is still a default or Event of Default.

                  Section 14.9 Subordination May Not Be Impaired by Company. No right of any holder of Senior Indebtedness to enforce the subordination of the indebtedness evidenced by the Notes shall be impaired by any act or failure to act by the Company or any holder of Notes or by the failure of the Company or any holder of Notes to comply with this Indenture.

                  Section 14.10 Distribution or Notice to Representative. Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representative.

                  Upon any  payment  or  distribution  of assets of the  Company referred to in this Article XIV, the Trustee and the Noteholders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other person making any distribution to the Trustee or to the Noteholders for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior
Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XIV.

                  Section 14.11 Rights of Trustee and Paying Agent. Notwithstanding the provisions of this Article XIV or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution by the Trustee, and the Trustee and the paying agent may continue to make payments on the Notes, unless the Trustee shall have received at its Corporate Trust Office at least three Business Days prior to the date of such payment written notice of facts that would cause the payment of any principal, premium, if any, and interest with respect to the Notes to violate this Article XIV. Only the Company or a Representative may give the notice. Nothing in this Article XIV shall impair the claims of, or payments to, the Trustee under or pursuant to
Section 7.5 hereof.

                  The Trustee shall be entitled to rely on the delivery to it of a written notice by a person representing such person to be a holder of Senior Indebtedness (or a trustee or agent on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee or agent on behalf of any such holder). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article XIV, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article XIV, and if such evidence is not furnished, the Trustee may defer any payment which it may be required to make for the benefit of such person pursuant to the terms of this Indenture pending judicial determination as to the rights of such person to receive such payment.

                  The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee. Any paying agent, any authenticating agent, any Note registrar and their successors may do the same with like rights.

                  Section 14.12 Authorization to Effect Subordination. Each holder of a Note by the holder's acceptance thereof authorizes and directs the Trustee on the holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article XIV and appoints the Trustee to act as the holder's attorney-in-fact for any and all such purposes. Without limiting the foregoing, each Representative is hereby irrevocably authorized and empowered (in its own name or in the name of the Noteholders or the Trustee or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in Section 14.3 above and give acquittance therefor and to file claims and proofs of claim and take such other action as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the holders or owners of the Senior Indebtedness hereunder; provided that for purposes of this Section 14.12 holders or owners of Senior Indebtedness may act only through such Representative.

                  Section 14.13 Amendments. The provisions of this Article XIV shall not be amended or modified without the written consent of the holders of Senior Indebtedness.

                                   ARTICLE XV

                            MISCELLANEOUS PROVISIONS

                  Section 15.1 Provisions Binding on Company's Successors. All the covenants, stipulations, promises and agreements in this Indenture made by the Company shall bind its successors and assigns whether so expressed or not.

                  Section 15.2 Official Acts by Successor Company. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board (including the Board of Directors), committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

                  Section 15.3 Addresses for Notices, Etc. Any notice or demand that by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Notes on the Company shall be deemed to have been sufficiently given or made, for all purposes if given or served by being sent by prepaid overnight delivery or being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee) to Royal Aloha Development Company, 360 East Desert Inn Road, Las Vegas, Nevada 89119,
Attention: Jack R. Corteway with copies to (i) Jack R. Corteway, Royal Aloha Development Company, 1505 Dillingham Blvd., Suite 212, Honolulu, Hawaii 96817, and (ii) Harry E. McCoy II, Ballard Spahr Andrews & Ingersoll, LLP, 201 South Main Street, Suite 1200, Salt Lake City, Utah 84111. Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being sent by prepaid overnight delivery or being deposited postage prepaid by registered or certified mail in a post office letter box addressed to the Corporate Trust Office of the Trustee, which office is, at the date as of which this Indenture is dated, located at 100 Wall Street, Suite 1600, New York, New York, 10005,
Attention: Corporate Trust Administration.

                  The  Trustee,   by  notice  to  the  Company,   may  designate
additional or different addresses for subsequent notices or communications.

                  Any notice or communication mailed to a Noteholder shall be mailed to him by first class mail, postage prepaid, at the address of such Noteholder as it appears on the Note register and shall be sufficiently given to such Noteholder if so mailed within the time prescribed.

                  Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

                  Section 15.4  Communications by Holders with Other Holders.

                  (a) Within five business days after the receipt by the Trustee of a written application by any three or more Noteholders stating that the applicants desire to communicate with other Noteholders with respect to their rights under this Indenture or under the Notes, and accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, and by reasonable proof that each such applicant has owned a Note for a period of at least six months preceding the date of such application, such Trustee shall, at its election, either

                           (i)  afford   to  such   applicants  access   to  all
                  information so furnished to or received by such Trustee; or

                           (ii) inform  such  applicants  as to the  approximate
                  number of Noteholders according to the most recent information so furnished to or received by such Trustee, and as to the approximate cost of mailing to such Noteholders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to all such Noteholders copies of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of such mailing, unless within five days after such tender, such Trustee shall mail to such applicants a written statement to the effect that, in the opinion of such Trustee, such mailing would be contrary to the best interests of the Noteholders or would be in violation of applicable law.

                  (b) The disclosure of any such information as to the names and addresses of the Noteholders in accordance with the provisions of this
         Section 15.4, regardless of the source from which such information was derived, shall not be deemed to be a violation of any existing law, or of any law hereafter enacted, nor shall the Trustee be held accountable by reason of mailing any material pursuant to a request made under subsection (a) of this Section.

                  Section 15.5 Governing Law. This Indenture shall be deemed to be a contract made under the substantive laws of Nevada and for all purposes shall be construed in accordance with the substantive laws of Nevada without regard to conflicts of laws principles thereof; provided however that the rights, duties, privileges and indemnities of the Trustee shall be governed by the laws of the State of New York.

                  Section 15.6 Evidence of Compliance with Conditions Precedent; Certificates to Trustee. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                  Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include: (1) a statement that the person making such certificate or opinion has read such covenant or condition, (2) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based, (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                  Section 15.7 Legal Holidays. In any case where any Interest Payment Date, date fixed for redemption or stated maturity of any Note shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) payment of interest on or principal (and premium, if any) of the Notes need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, date fixed for redemption, or at the stated maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, date fixed for redemption or stated maturity, as the case may be.

                  Section 15.8 No Security Interest Created. Nothing in this Indenture or in the Notes, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction where property of the Company or its Subsidiaries is located.

                  Section 15.9 Benefits of Indenture. Nothing in this Indenture or in the Notes, expressed or implied, shall give to any person, other than the parties hereto, any paying agent, any authenticating agent, any Note registrar and their successors hereunder and the holders of Notes, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  Section 15.10 Table of Contents, Headings Etc. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

                  Section 15.11 Authenticating Agent. The Trustee may appoint an authenticating agent that shall be authorized to act on its behalf and subject to its direction in the authentication and delivery of Notes in connection with the original issuance thereof and transfers and exchanges of Notes hereunder, including under Sections 2.4, 2.5, 2.6, 2.7 and 3.3, as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the authenticating agent shall be deemed to be authentication and delivery of such Notes "by the Trustee" and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Notes for the Trustee's certificate of authentication.

                  Any  corporation  into which any  authenticating  agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor company is otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor company.

                  Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee shall promptly appoint a successor authenticating agent (which may be the Trustee), shall give written notice of such appointment to the Company and shall mail notice of such appointment to all holders of Notes as the names and addresses of such holders appear on the Note register.

                  The Company agrees to pay to the authenticating agent from time to time reasonable compensation for its services.

                  The  provisions  of Sections  7.2, 7.3, 7.4, 7.6, 8.3 and this
Section 15.11 shall be applicable to any authenticating agent.

                  Section 15.12 Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

                  First Trust of New York, National Association, hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly signed and attested, all as of the date first written above.

                                            ROYAL ALOHA DEVELOPMENT COMPANY


                                            By:______________________________
                                            Name:
                                            Title:


Attest:



-------------------------------


                                            FIRST TRUST OF NEW YORK, NATIONAL
                                            ASSOCIATION, as Trustee


                                            By:_______________________________
                                            Name:
                                            Title:


Attest:



-------------------------------

                       EXHIBIT A - FORM OF DEFINITIVE NOTE


                             [FORM OF FACE OF NOTE]

No. A-
                                                              $
                                                               CUSIP 780048 AA 2

                         ROYAL ALOHA DEVELOPMENT COMPANY

               13% Eight Year Deferred Interest Subordinated Notes


                  ROYAL ALOHA DEVELOPMENT COMPANY, a corporation duly organized and validly existing under the laws of the State of Nevada (the "Company"), which term includes any Successor Company under the Indenture referred to on the reverse hereof, for value received hereby promises to pay to
___________________________,   or  registered  assigns,  the  principal  sum  of
______________________________________  Dollars on [_________________],  200_ at
the office or agency of the Company maintained for that purpose in [______________________________], or at the option of the holder of this Note, at the Corporate Trust Office of the Trustee, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest commencing on the first Interest Payment Date (as hereinafter defined) after the payment of the entire principal amount and interest on the Construction Loan, semi-annually on [___________] and [_____________] of each year (each an "Interest Payment
Date"), on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note. Interest accruing from the original date of issuance of the Notes under the Indenture through the Interest Payment Date preceding the first Interest Payment Date occurring after the principal of and interest on the Construction Loan is paid is hereinafter referred to as "Development Period Interest." The interest payable on the first Interest Payment Date after the payment of the entire principal interest on the Construction Loan shall be that accrued from the next preceding Interest Payment Date and, thereafter, interest shall be payable on any Interest Payment Date from the most recent Interest Payment Date, as the case may be, next preceding the date of this Note to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Note, until payment of said principal sum has been made or duly provided for. Any Development Period Interest not paid on the first Interest Payment Date after the payment of the entire principal of and interest on the Construction Loan shall forthwith cease to be payable to the Noteholder on the relevant record date by virtue of his having been such Noteholder; and such Development Period Interest shall be paid in whole or in part by the Company, at its election in each case, either (i) by notifying the Trustee of a special record date, the amount of interest to be paid on such special record date and the date of payment (not more than 25 days after receipt by the Trustee of such interest, unless the Trustee shall consent to an earlier date) and depositing with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Development Period Interest on making arrangements satisfactory to the Trustee for such deposit or (ii) in any lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon notice requested by such exchange, if, after notice to the Trustee, the Trustee deems such manner of payment to be practicable. The interest so payable on any [_______________] or [_______________] will be paid to the person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the record date, which shall be the [_______________]
[_______________] (whether or not a Business Day) next preceding such [_______________] or [_______________], respectively; provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture. Interest shall be paid by check mailed to the registered holder at the registered address of such person unless other arrangements are made in accordance with the provisions of the Indenture.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee, or a duly authorized authenticating agent under the Indenture.

                  IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal.

                                            ROYAL ALOHA DEVELOPMENT COMPANY



                                            By:_____________________________
                                            Name:
                                            Title:


Attest:


----------------------------
       Secretary

                     [FORM OF CERTIFICATE OF AUTHENTICATION]

                          CERTIFICATE OF AUTHENTICATION

Dated:

                  This is one of the Notes described in the within-named Indenture.

                                            FIRST TRUST OF NEW YORK, NATIONAL
                                            ASSOCIATION, as Trustee



                                       By:  ________________________________
                                            Authorized Signatory

                            [FORM OF REVERSE OF NOTE]

                         ROYAL ALOHA DEVELOPMENT COMPANY

               13% Eight Year Deferred Interest Subordinated Notes

                  This Note is one of a duly authorized issue of Notes of the Company, designated as its 13% Eight Year Deferred Interest Subordinated Notes (herein called the "Notes"), limited to the aggregate principal amount of $9,200,000 all issued or to be issued under and pursuant to an Indenture dated as of [_______________] (the "Indenture"), between the Company and First Trust of New York, National Association, as trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a complete description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes. Each Note is subject to, and qualified by, all such terms as set forth in the Indenture certain of which are summarized hereon and each holder of a Note is referred to the corresponding provisions of the Indenture for a complete statement of such terms. To the extent that there is any inconsistency between the summary provisions set forth in the Notes and the Indenture, the provisions of the Indenture shall govern. Capitalized terms used but not defined in this Note shall have the meanings ascribed to them in the Indenture.

                  In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of, premium, if any, and accrued interest on all Notes may be declared, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                  The payment of principal of, premium, if any, and interest on the Notes will, to the extent set forth in the Indenture, be subordinated in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture). Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding related to the Company or its property, in an assignment for the benefit of creditors or any marshalling of the Company's assets and liabilities, the holders of all Senior Indebtedness will first be entitled to receive payment in full of all amounts due or to become due thereon before the holders of the Notes will be entitled to receive any payment in respect of the principal of, premium, if any, or interest on the Notes (except that holders of Notes may receive securities that are subordinated at least to the same extent as the Notes to Senior Indebtedness and any securities issued in exchange for Senior Indebtedness).

                  The Company also may not make any payment upon or in respect of the Notes (except in such subordinated securities) and may not acquire from the Trustee or the holder of any Note for cash or property (other than securities subordinated to at least the same extent as the Note to (i) all Senior Indebtedness and (ii) any securities issued in exchange for Senior Indebtedness) until all Senior Indebtedness has been paid in full if a default in the payment of the principal of, premium, if any, or interest on Senior Indebtedness occurs and is continuing beyond any applicable period of grace or any other default occurs and is continuing with respect to Senior Indebtedness that permits holders of the Senior Indebtedness as to which such default relates to accelerate its maturity. Payments on the Notes may and shall be resumed upon the date on which such default is cured or waived.

                  In the event that the Trustee (or paying agent if other than the Trustee) or any holder of the Notes receives any payment of principal or interest with respect to the Notes at a time when such payment is prohibited under the Indenture, such payment shall be held in trust for the benefit of, and immediately shall be paid over and delivered to, the holders of Senior Indebtedness or their representative as their respective interests may appear. After all Senior Indebtedness is paid in full and until the Notes are paid in full, the holders of the Notes shall be subrogated (equally and ratably with all other Indebtedness pari passu with the Notes) to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the holders of the Notes have been applied to the payment of Senior Indebtedness.

                  The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes; provided that no such supplemental indenture shall
(i) extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption thereof, or impair or affect the right of any Noteholder to institute suit for the payment thereof, or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the Notes, modify the subordination provisions in a manner adverse to the holders of the Notes, without the consent of the holder of each Note so affected or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Notes then outstanding. The Company and the Trustee may amend or supplement the Indenture without notice to or consent of any holder of Notes in certain events specified in the Indenture. It is also provided in the Indenture that, prior to any declaration accelerating the maturity of the Notes, the holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the holders of all of the Notes waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of interest or any premium on or the principal of any of the Notes, unless otherwise excused pursuant to the terms of the Indenture, or a default in respect of a covenant or provision of the Indenture that under Article X thereof cannot be modified or amended without the consent of the holders of all Notes then outstanding. Any such consent or waiver by the holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and any Notes that may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

                  Interest on the Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months.

                  The Notes are issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

                  The Notes are not redeemable at the option of the Company prior to 200_. At any time on or after that date, the Notes may be redeemed at the Company's option, upon notice as set forth in the Indenture, in whole at any time or in part from time to time, at the following prices (expressed in percentages of the principal amount), together with accrued interest (including Development Period Interest) to the date fixed for redemption if redeemed during the 12-month period beginning:

         Date                                         Redemption Price

         [Year 3]                                             103%
         [Year 4]                                             102
         [Year 5]                                             101

and 100% on or after [Year 6]; provided that if the date fixed for redemption is a date on or after the record date and on or before the next following Interest Payment Date, then the interest payable on such date shall be paid to the holder of record on the next preceding [_______________] or [_______________], respectively.

                  The Company will redeem 25% of the principal amount of Notes originally issued, on the sixth and seventh anniversary of the Issuance Date, at a redemption price of 100% of principal amount thereof, plus accrued interest to the redemption date. Such redemptions are calculated to retire 50% of the issue prior to maturity.

                  The Company may, from time to time, reduce the principal amount of Notes to be redeemed pursuant to this Section by subtracting 100% of the principal amount of any Notes that the Company has delivered to the Trustee for cancellation or redeemed other than pursuant to this Section. The Company may so subtract the same Note only once.

                  Upon due presentment for registration of transfer of this Note at the Corporate Trust Office of the Trustee, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the conditions and limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

                  The Company, the Trustee, any authenticating agent, any paying agent, and any Note registrar may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Note registrar), for the purpose of receiving payment hereof, or on account hereof, and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor any Note registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Note.

                  No recourse for the payment of the principal of or any premium or interest on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any Successor Company, either directly or through the Company or any Successor Company, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                           RESTRICTIONS ON TRANSFER BY
                      NOTE HOLDERS WHO ARE TEXAS RESIDENTS

THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS AGAINST TRANSFER UNDER THE TERMS OF THE SUBSCRIPTION AGREEMENT BETWEEN THE NOTE HOLDER AND THE CORPORATION, A COPY OF WHICH IS ON FILE AT THE CORPORATION'S PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE. PURSUANT TO THE TERMS OF THE SUBSCRIPTION AGREEMENT, THE NOTE HOLDER, IF A TEXAS RESIDENT, AND THE CORPORATION HAVE AGREED THAT THIS NOTE MAY NOT BE SOLD OR TRANSFERRED EXCEPT BY GIFT, DEVISE, OR DESCENT, OR UNLESS SOLD OR

TRANSFERRED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE TEXAS SECURITIES ACT, TEX. REV. CIV. STAT. ANN. ARTICLE 581 (THE "TEXAS ACT"), PROVIDED IN SECTIONS 5.A., 5.B., OR 5.H. OF THE TEXAS ACT OR TO TRANSFEREES WHO FURNISH PROOF OF COMPLIANCE WITH THE TERMS OF THE AGREEMENT AND THE SUITABILITY STANDARDS APPLICABLE TO TEXAS RESIDENTS. THE CORPORATION WILL REFUSE TO TRANSFER THE NOTES PURCHASED PURSUANT TO THE SUBSCRIPTION AGREEMENT UNLESS THE PROPOSED TRANSFEREE FURNISHES PROOF OF COMPLIANCE WITH THE TERMS OF THE AGREEMENT, INCLUDING, AT THE REQUEST OF THE CORPORATION, AN OPINION OF COUNSEL, ACCEPTABLE TO THE CORPORATION, THAT SUCH PROPOSED TRANSFER COMPLIES WITH THE TERMS OF THE AGREEMENT. A COPY OF SUCH SUBSCRIPTION AGREEMENT WILL BE FURNISHED TO THE HOLDER HEREOF WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common GIFT MIN ACT TEN ENT - as tenants by the entireties ____________________ Custodian JT TEN - as joint tenants with right of (Cust)
         survivorship and not as tenants      ____________________ under
         in common                                   (Minor)

                                                Uniform Gifts to
                                                Minors Act ________________
                                     (State)


     Additional abbreviations may also be used though not in the above list.

                              [FORM OF ASSIGNMENT]


                  For  value   received   _____________________________   hereby
sell(s), assign(s) and transfer(s) unto _________________________ (Please insert social security or other identifying number of assignee) the within Note, and hereby irrevocably constitutes and appoints ________________________________ attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.



Dated:_____________________
===========================
Signature(s)

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions).


---------------------------------
Signature Guarantee

          NOTICE: The signature on the assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.